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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report   (Date of earliest event reported): March 27, 2002
                                                    -------------------

                          DIGITAL ANGEL CORPORATION
                  (Formerly Medical Advisory Systems, Inc.)
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           (Exact name of registrant as specified in its charter)


   Delaware                           2-98314-W            52-1233960
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   (State or other jurisdiction      (Commission           (IRS Employer
       of incorporation)             File Number)          Identification No.)

   490 Villaume Avenue, South St. Paul, MN                 55075
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   (Address of principal executive offices)                (Zip Code)

     Registrant's telephone number, including area code:   (651) 455-1621
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Item 1.  Change in Control of Registrant

         Effective March 27, 2002, the Registrant, Digital Angel Corporation (formerly known as Medical Advisory Systems, Inc. (MAS)) completed its merger pursuant to a November 1, 2001 Agreement and Plan of Merger, as amended (the "Merger Agreement") with Applied Digital Solutions, Inc. (ADS), its wholly owned subsidiary, Digital Angel Corporation, and Digital Angel Acquisition Co., a wholly-owned subsidiary of the Registrant. Prior to this transaction, ADS was a 16.6% beneficial owner of the Registrant.

         Pursuant to the Merger Agreement, the Registrant acquired from ADS the Advanced Wireless Group of ADS, which consisted of 100% of the outstanding shares of common stock of Digital Angel Corporation and Timely Technology Corp., and 85% of the outstanding shares of common stock of Signature Industries, Limited. Each issued and outstanding share of Digital Angel common stock held by ADS was converted into 0.9375 shares of MAS common stock, or 18,750,000 shares of MAS common stock.

         In satisfaction of a condition to the consent to the merger of IBM Credit Corporation, a secured creditor of ADS, the shares held by ADS were transferred to the Digital Angel Share Trust, a Delaware statutory business trust controlled by an advisory board. As a result, the trust has legal title to 19,600,000 shares of MAS common stock or approximately 77.45% of the MAS common stock, after giving effect to the exercise of options to acquire shares of Digital Angel Corporation common stock exercised prior to the merger. The trust has voting rights with respect to the MAS common stock until ADS's obligations to IBM Credit Corporation are paid in full. ADS has retained beneficial ownership of the shares. The trust may be obligated to liquidate the shares of MAS common stock owned by it for the benefit of IBM Credit Corporation in the event that ADS fails to make payments to IBM Credit Corporation beginning on February 28, 2003, or otherwise defaults, under the IBM credit agreement. As a result, the duration of the trust's control over MAS following the merger and the identity of any parties which may acquire control of MAS if and when such sales commence is uncertain.



         Following the merger, the Digital Angel Share Trust owns approximately 77.45% of the issued and outstanding MAS common stock, after giving effect to the exercise of options to acquire shares of Digital Angel Corporation common stock exercised prior to the merger, and has the ability to control the board of directors and elect the officers of Digital Angel Corporation. The following individuals were appointed to serve as executive officers of the registrant following the merger.

Name                                  Age       Position(s)
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
Randolph K. Geissler                  41        Chief Executive Officer and President

James P. Santelli                     54        Vice president - Finance, Chief Financial Officer,
                                                Treasurer and Secretary

         RANDOLPH K. GEISSLER was the chief executive officer of the former Digital Angel Corporation. Prior to its merger with ADS in September 2000, Mr. Geissler served as chief executive officer of Destron Fearing


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Corporation, a position he had held since November 1993. He also served as interim chief executive officer during the merger of Destron/ IDI and Fearing Manufacturing Co., Inc. Mr. Geissler was also the President and chief executive officer of Fearing Manufacturing, a position that he had held since 1987.

         JAMES P. SANTELLI was vice president, finance and chief financial officer of the former Digital Angel Corporation. Mr. Santelli joined Destron Fearing in September 1999 as vice president finance and chief financial officer. From October 1998 to September 1999 he was chief operating officer of Doorlite, Inc., and from November 1995 to October 1998 he was vice president finance/chief financial officer of Hartzell Manufacturing, Inc. From 1984 to 1995 he held senior financial and operating positions with several start-up and emerging companies. In addition, he has held financial positions with major national firms including Pillsbury Co., Northrup King Co. and The Musicland Group. He served in the U. S. Marine Corps from 1969-73. Mr. Santelli has a Bachelor's degree in economics from Carleton College and an M.B.A. in finance from Cornell University.


Item 2.  Acquisition or Disposition of Assets


         Effective March 27, 2002, the Registrant acquired from ADS the Advanced Wireless Group of ADS, which consisted of 100% of the outstanding shares of common stock of Digital Angel Corporation and Timely Technology Corp., and 85% of the outstanding shares of common stock of Signature Industries, Limited. Each issued and outstanding share of Digital Angel common stock held by ADS was converted into 0.9375 shares of MAS common stock, or 18,750,000 shares of MAS common stock.

         The assets of the Advanced Wireless Group acquired in connection with the merger included, without limitation, physical property. For the foreseeable future, the Registrant intends to utilize such assets in connection with its operations.

         For accounting purposes, the transaction described above will be accounted for as a reverse acquisition, with the Advanced Wireless Group as acquirer. The historical financial statements of the Advanced Wireless Group will become the historical financial statements of the Registrant and the assets and liabilities of MAS will be accounted for as required under the purchase method of accounting. The results of operations of MAS will be included in the financial statements from March 27, 2002, the effective date of the merger.

         Additional information with respect to the merger is set forth in the merger agreement which is incorporated herein by reference and attached hereto as Exhibits 2.1 and 2.2. The Registrant's common stock currently trades on the American Stock Exchange under the symbol "DOC."


Item 4.  Change in Registrant's Certifying Accountant

         The Registrant and the accounting acquirer currently engage different independent accountants. The Registrant is evaluating which accountants will be engaged as the continuing independent accountants. When this determination is made, the Registrant will file a current report on Form 8-K disclosing its selection, and the information required by Item 304(a) of Regulation S-K.


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Item 7.  Financial Statements and Exhibits

(a)      Financial statements of business acquired:

         Financial statements for the Advanced Wireless Group for the years ended December 31, 2000 and 1999 and for the seven months ended December 31, 1998 and interim financial statements for the nine months ended September 30, 2000 and 1999 have been provided in the Registrant's Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934 filed with the Commission on February 14, 2002. Financial statements for the year ended December 31, 2001 will be filed by amendment to this Form 8-K on or about May 15, 2002.

(b)      Pro forma financial information

         Pro forma financial information, pursuant to Rule 11-01 of Regulation S-X of the Securities Exchange Act of 1934, for the year ended December 31, 2000 and the nine months ended September 30, 2001, have been provided in the Registrant's Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934 filed with the Commission on February 14, 2002. Pro forma financial information for the year ended December 31, 2001 and the three months ended March 27, 2002 will be filed by amendment to this Form 8-K on or about May 15, 2002.

(c)      Exhibits

            2.1 Agreement and Plan of Merger dated as of November 1, 2001 by and between Applied Digital Solutions, Inc., Digital Angel Corporation, Medical Advisory Systems, Inc., and Digital Angel Acquisition Co. (incorporated herein by reference to Appendix A to the Registrant's Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 filed with the Commission on February 14, 2002 (Commission file number 2-98314-W)

            2.2 First Amendment to Agreement and Plan of Merger, dated as of March 26, 2002, by and among Applied Digital Solutions, Inc., Digital Angel Corporation, Medical Advisory Systems, Inc. and Digital Angel Acquisition Co.


Item 8.  Change in Fiscal Year

         The Registrant is planning to change its fiscal year end from October 31 to December 31, the fiscal year end of the accounting acquirer. The Registrant will report its next Quarterly Report on Form 10-Q for the three months ended March 31, 2002.



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                                 SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DIGITAL ANGEL CORPORATION
                                          (Registrant)


Date:     April 10, 2002                  /s/ Randolph K. Geissler
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                                          Randolph K. Geissler
                                          Chief Executive Officer






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